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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934

              Date of Report (Date of earliest event reported)

                          April 2, 1999 (April 1, 1999)

                              ROSS SYSTEMS, INC.
                              ------------------
          (Exact name of registrant as specified in its charter)

                                  DELAWARE
                                  --------
      (State or other jurisdiction of incorporation or organization)


       0-19092                                         94-2170198
       -------                                         ----------
Commission File Number                  (I.R.S. Employer Identification Number)

                       2 Concourse Parkway, Suite 800
                          Atlanta, Georgia 30328
                          ----------------------
                  (Address of principal executive offices)

                              770-351-9600
                              ------------
        (Registrant's telephone number, including area code)

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                             ROSS SYSTEMS, INC.
                                  FORM 8-K
                               APRIL 2, 1999


ITEM 5.  OTHER EVENTS

     On April 1, 1999, Ross Systems, Inc. announced preliminary results regarding its earnings for the third quarter of fiscal 1999 ended March 31, 1999. The press release has been filed as an exhibit to this Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS (in accordance with Item 601 of Regulation S-K)


              99.1 Press Release of Ross Systems, Inc. announcing the preliminary results regarding earnings for the third quarter of fiscal 1999 ended March 31, 1999.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                     ROSS SYSTEMS, INC.

Date:  April 1, 1999



                                     /s/ ROBERT B. WEBSTER
                                     ------------------------------------
                                     Robert B. Webster,
                                     Vice President and Chief Financial Officer



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                              ROSS SYSTEMS, INC.

                              Report on Form 8-K
                              dated April 2, 1999


                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  EXHIBIT NAME
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 99.1     Press Release of Ross Systems, Inc. announcing the preliminary results regarding earnings for the third quarter of fiscal 1999 ended March 31, 1999.